SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 8, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-1)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-1. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-1 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-1 REMIC Pass-Through Certificates.

      On January 26, 2001, CMSI is to transfer to the Trustee Mortgage Loans(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before January 1, 2001) as of January 1, 2001 of $324,800,753.18. The Mortgage Loans that are Relocation Loans, the "Relocation Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before January 1, 2001) as of January 1, 2001 of $120,048,082.38 and the Mortgage Loans that are not Relocation Loans, the "Regular Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before January 1, 2001) as of January 1, 2001 of $204,752,670.80. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Regular Mortgage Loans and Relocation Mortgage Loans as of January 1, 2001 was 517 and 326, respectively. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate") for the Regular Mortgage Loans and Relocation Mortgage Loans as of January 1, 2001 was 7.889% and 7.688%, respectively. The weighted average remaining term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of January 1, 2001 was 357.35 months and 356.52 months, respectively. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Regular Mortgage Loans or the Relocation Mortgage Loans were originated prior to September 1, 1995 and December 1, 1998, respectively, or after January 1, 2001. The weighted average original term to stated maturity of the Regular Mortgage Loans and Relocation Mortgage Loans as of January 1, 2001 was 359.25 and 359.54 months, respectively.

      None of the Mortgage Loans has a scheduled maturity later than January 1, 2031. Each Regular Mortgage Loan and Relocation Mortgage Loan has an original principal balance of not less than $262,100 and $252,750, respectively, nor more than $1,000,000. Regular Mortgage Loans and Relocation Mortgage Loans having an aggregate Adjusted Balance of $8,963,537 and $15,802,969, respectively, as of January 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Regular Mortgage Loans and Relocation Mortgage Loans as of January 1, 2001 was 72.7% and 75.2%, respectively. No more than $2,771,771 and $1,474,555, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) and 99%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

-----------

1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Regular Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Regular Mortgage Loans or of the aggregate Adjusted Balance of the Relocation Mortgage Loans having such characteristics relative to the Adjusted Balance of all the Relocation Mortgage Loans.

      At least 99% and 66%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 1% and 34%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 18% and 3%, respectively, of the Regular Mortgage Loans and the Relocation Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Regular Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 4;

      2.    such loans have an aggregate Adjusted Balance of $1,855,960;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100%.

      Regular Discount Mortgage Loans will consist of Regular Mortgage Loans with Net Note Rates (NNRs) less than 7.000%. Regular Premium Mortgage Loans will consist of Regular Mortgage Loans with NNRs greater than or equal to 7.000%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans were $5,507,171 and $199,245,500, respectively. The weighted average Note Rates of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 7.008% and 7.914%, respectively. The weighted average remaining terms to stated maturity of the Regular Discount Mortgage Loans and the Regular Premium Mortgage Loans, as of the Cut-off Date, were 358.23 months and 357.32 months, respectively.

      Relocation Discount Mortgage Loans will consist of Relocation Mortgage Loans with NNRs less than 6.750%. Relocation Premium Mortgage Loans will consist of Relocation Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans were $4,203,341 and $115,844,741, respectively. The weighted average Note Rates of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 6.780% and 7.721%, respectively. The weighted average remaining terms to stated maturity of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 354.49 months and 356.60 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of January 1, 2001.


                 YEARS OF ORIGINATION OF REGULAR MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1995                                 1                         $337,798

1998                                 1                         $473,345

2000                               515                     $203,941,529


Total                              517                     $204,752,671
                                   ===                     ============


              YEARS OF ORIGINATION OF RELOCATION MORTGAGE LOANS

                               Number of                Aggregate Principal
Year Originated                Loans                    Balances Outstanding
---------------                ---------                --------------------

1998                                 1                         $586,766

1999                                 5                       $1,689,714

2000                               320                     $117,771,603


Total                              326                     $120,048,082
                                   ===                     ============

              TYPES OF DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    472                     $186,185,788

Multi-family Dwellings*              7                       $3,949,014

Townhouses                          12                       $4,345,064

Condominium Units (one to four      18                       $6,927,182
stories high)

Condominium Units (over four         3                       $1,523,023
stories high)

Cooperative Units                    5                       $1,822,600


Total                              517                     $204,752,671
                                   ===                     ============


-----------

*   Multi-family dwellings are 2-family


             TYPES OF DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

Detached Houses                    315                     $116,826,674

Townhouses                           4                       $1,198,482

Condominium Units (one to four       6                       $1,748,672
stories high)

Condominium Units (over four         1                         $274,255
stories high)


Total                              326                     $120,048,082
                                   ===                     ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO REGULAR MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           510                     $200,803,657

2-family                             7                       $3,949,014


Total                              517                     $204,752,671
                                   ===                     ============


      NUMBER OF UNITS IN DWELLINGS SUBJECT TO RELOCATION MORTGAGE LOANS

Type of                        Number of               Aggregate Principal
Dwelling Unit                  Loans                   Balances Outstanding
---------------                ---------               --------------------

1-family                           326                     $120,048,082


Total                              326                     $120,048,082
                                   ===                     ============

                         SIZE OF REGULAR MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$249,999 and under                   0                               $0

$250,000 through $299,999          115                      $32,993,277

$300,000 through $349,999          132                      $43,212,754

$350,000 through $399,999           89                      $33,755,368

$400,000 through $449,999           61                      $25,939,012

$450,000 through $499,999           48                      $23,062,036

$500,000 through $549,999           22                      $11,575,512

$550,000 through $599,999           10                       $5,856,153

$600,000 through $649,999           15                       $9,472,844

$650,000 through $699,999           14                       $9,687,868

$700,000 through $749,999            3                       $2,232,503

$750,000 through $799,999            2                       $1,568,227

$800,000 through $849,999            2                       $1,647,020

$850,000 through $899,999            1                         $891,870

$900,000 through $949,999            2                       $1,859,608

$950,000 and over                    1                         $998,619


Total                              517                     $204,752,671
                                   ===                     ============

                        SIZE OF RELOCATION MORTGAGE LOANS

Outstanding Principal          Number of               Aggregate Principal
Balance by Loan Size           Loans                   Balances Outstanding
---------------------          ---------               --------------------

$249,999 and under                   0                               $0

$250,000 through $299,999          110                      $31,167,204

$300,000 through $349,999           77                      $25,213,192

$350,000 through $399,999           56                      $21,213,070

$400,000 through $449,999           32                      $13,739,798

$450,000 through $499,999           22                      $10,457,766

$500,000 through $549,999            6                       $3,152,601

$550,000 through $599,999            7                       $4,077,745

$600,000 through $649,999            5                       $3,125,744

$650,000 through $699,999            9                       $6,203,436

$700,000 through $949,999            1                         $700,000

$950,000 and over                    1                         $997,527


Total                              326                     $120,048,082
                                   ===                     ============

              DISTRIBUTION OF REGULAR MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.750% - 7.000%                      9                       $3,195,098

7.001% - 7.500%                     66                      $25,632,996

7.501% - 8.000%                    305                     $119,211,685

8.001% - 8.500%                    130                      $54,010,621

8.501% - 9.000%                      7                       $2,702,271


Total                              517                     $204,752,671
                                   ===                     ============


             DISTRIBUTION OF RELOCATION MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                  Number of                Aggregate Principal
Note Rate                      Loans                   Balances Outstanding
-------------                  ---------               --------------------

6.625% - 7.000%                     19                       $7,832,517

7.001% - 7.500%                     94                      $35,688,817

7.501% - 8.000%                    156                      $56,539,413

8.001% - 8.500%                     49                      $17,506,329

8.501% - 9.000%                      7                       $2,211,672

9.001% - 9.250%                      1                         $269,334

Total                              326                     $120,048,082
                                   ===                     ============

                     DISTRIBUTION OF REGULAR MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and Below                   102                      $41,946,692

65.001% - 75.000%                  110                      $45,347,938

75.001% - 80.000%                  279                     $108,494,505

80.001% - 85.000%                    5                       $1,709,018

85.001% - 90.000%                   20                       $6,992,613

90.001% - 95.000%                    1                         $261,905


Total                              517                     $204,752,671
                                   ===                     ============


                    DISTRIBUTION OF RELOCATION MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                               Number of               Aggregate Principal
Loan-To-Value Ratio            Loans                   Balances Outstanding
-------------------            ---------               --------------------

65.00% and Below                    54                      $21,269,792

65.001% - 75.000%                   46                      $18,190,659

75.001% - 80.000%                  177                      $64,784,663

80.001% - 85.000%                   11                       $3,673,934

85.001% - 90.000%                   32                      $10,485,346

90.001% - 95.000%                    6                       $1,643,688


Total                              326                     $120,048,082
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
               REGULAR MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              4                       $1,418,509
Arizona                              6                       $2,159,170
California                         203                      $82,240,481
Colorado                            17                       $6,319,240
Connecticut                          8                       $3,084,684
Delaware                             2                         $643,752
District of Columbia                 1                         $399,148
Florida                              6                       $2,333,261
Georgia                             26                      $10,416,949
Idaho                                3                       $1,256,092
Illinois                             8                       $2,889,429
Indiana                              1                         $388,231
Kentucky                             1                         $299,553
Louisiana                            1                         $277,946
Maryland                            16                       $6,362,569
Massachusetts                       24                       $9,819,241
Michigan                             1                         $287,622
Minnesota                            7                       $2,491,799
Mississippi                          2                         $731,962
Missouri                             3                       $1,024,334
Nebraska                             1                         $317,970
Nevada                               4                       $1,508,129
New Jersey                          20                       $7,469,191
New Mexico                           3                       $1,509,322
New York                            34                      $14,364,664
North Carolina                      21                       $7,840,561
Ohio                                 1                         $495,332
Oregon                               4                       $1,512,630
Pennsylvania                         6                       $2,321,041
South Carolina                       6                       $2,457,748
Tennessee                            4                       $1,203,615
Texas                               25                      $10,666,739
Utah                                 3                       $1,076,516
Virginia                            27                      $10,301,257
Washington                          18                       $6,863,985


Total                              517                     $204,752,671
                                   ===                     ============

                           GEOGRAPHIC DISTRIBUTION OF
             RELOCATION MORTGAGE LOAN MORTGAGED PROPERTIES BY STATE

                               Number of                Aggregate Principal
State                          Loans                   Balances Outstanding
-----                          ---------               --------------------

Alabama                              1                         $299,772
Arizona                              6                       $2,553,637
Arkansas                             2                         $627,857
California                          52                      $21,833,278
Colorado                            17                       $6,478,988
Connecticut                         12                       $4,561,673
Delaware                             1                         $278,188
Florida                              8                       $2,935,969
Georgia                              9                       $3,746,306
Idaho                                1                         $426,341
Illinois                            14                       $5,267,935
Indiana                              4                       $1,241,431
Iowa                                 2                         $582,436
Kansas                               2                         $626,944
Louisiana                            1                         $278,574
Maryland                             9                       $3,014,501
Massachusetts                       11                       $4,035,895
Michigan                            27                      $10,052,043
Minnesota                            3                       $1,089,249
Mississippi                          1                         $297,356
Missouri                             3                         $913,434
Nevada                               2                         $732,783
New Hampshire                        2                         $658,648
New Jersey                          40                      $13,416,287
New York                             6                       $2,016,574
North Carolina                       7                       $2,390,235
Ohio                                13                       $4,678,186
Oklahoma                             2                         $618,919
Oregon                               2                         $671,508
Pennsylvania                        13                       $4,038,399
South Carolina                       1                         $287,069
Tennessee                            3                       $1,143,153
Texas                               30                      $11,251,323
Utah                                 1                         $314,362
Virginia                            12                       $4,183,774
Washington                           5                       $2,225,424
Wisconsin                            1                         $279,632


Total                              326                     $120,048,082
                                   ===                     ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: January 8, 2001